                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       CONNECTICUT WATER SERVICE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                       CONNECTICUT WATER SERVICE, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[CONNECTICUT WATER LOGO]

                                                                  March 18, 1998

Dear Stockholder:

     You are cordially invited to the Annual Meeting of Stockholders of Connecticut Water Service, Inc., scheduled to be held on April 24, 1998, at the Company's General Offices, 93 West Main Street, Clinton, Connecticut commencing at 2:00 P.M. If you plan to attend the meeting, please call 1-800-428-3985, Ext. 305 and leave your name, address and phone number. Directions to the meeting will be mailed to you. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

     At the Meeting, you will be asked to elect four directors, to appoint independent auditors for the calendar year ending December 31, 1998, to adopt proposals to amend certain provisions of the Amended and Restated Certificate of Incorporation and Bylaws of the Company, and to transact such other business as may properly be brought before the Meeting.

     In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders. Important information is contained in the accompanying proxy statement which you are urged to read carefully.

     It is important that your shares are represented and voted at the Meeting, regardless of the number you own and whether or not you plan to attend. Accordingly, you are requested to sign, date, and return the enclosed proxy at your earliest convenience.

     In our continuing effort to provide stockholders with information on the Company's operations, we will provide a tour of the Customer Service and Engineering departments and conduct a water-main tapping and leak detection demonstration after the meeting. If you are planning to attend the tour and demonstration, please indicate your attendance when you call the above toll-free number.

     Your interest and participation in the affairs of the Company are sincerely appreciated.

                                       Sincerely,

                                       /s/ Marshall T. Chiaraluce
                                       Marshall T. Chiaraluce
                                       President and Chief Executive Officer

                                                                     cnscm/ps/97

                        CONNECTICUT WATER SERVICE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        THE COMPANY'S CORPORATE OFFICES
                              93 WEST MAIN STREET
                              CLINTON, CONNECTICUT

     Notice is hereby given that the Annual Meeting of Stockholders of Connecticut Water Service, Inc. (the "Company") will be held on April 24, 1998 at 2:00 P.M. at the Company's Corporate Offices, 93 West Main Street, Clinton, Connecticut, for the following purposes:

             1. To elect four directors for three-year terms.

             2. To appoint Arthur Andersen LLP, independent public accountants, as independent auditors for the Company for the calendar year ending December 31, 1998.

             3. To adopt a proposal to make various conforming changes and a corrective change to the Certificate of Incorporation and Bylaws of the Company.

             4. To adopt a proposal to amend the Certificate of Incorporation of the Company to enhance the Company's ability to indemnify its directors, officers, employees and agents.

             5. To adopt a proposal to amend the Certificate of Incorporation of the Company to require that directors' resignations be submitted in writing.

             6. To transact such other business as may properly come before said meeting or any adjournment thereof.

     Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on February 27, 1998 are entitled to notice of and to vote at this meeting or any adjournment thereof.

     All stockholders who find it convenient to do so are urged to attend the meeting in person.

                                       By Order of the Board of Directors,
                                       Vincent F. Susco, Jr., Secretary

March 18, 1998

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY IN THE ENVELOPE ACCOMPANYING THIS NOTICE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                        CONNECTICUT WATER SERVICE, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 1998

     The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the Company's Corporate Offices, 93 West Main Street, Clinton, Connecticut, on April 24, 1998 at 2:00 P.M. and at any adjournment of the meeting.

     Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on February 27, 1998, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 3,018,188 shares of Common Stock, 15,000 shares of Cumulative Preferred Stock -- Series A, $20 par value, and 29,499 shares of $.90 Cumulative Preferred Stock, $16 par value. Each share of Common Stock is entitled to three votes and each share of Cumulative Preferred Stock -- Series A is entitled to one vote on all matters coming before the meeting. The holders of shares of $.90 Cumulative Preferred Stock, $16 par value, have no general voting rights.

     The cost of solicitation of proxies will be borne by the Company. In addition to this solicitation by mail being made initially on or about March 18, 1998, officers and regular employees of the Company may make solicitations by telephone, telegraph, mail, or personal interviews, and arrangements may be made with banks, brokerage firms, and others to forward proxy material to their principals. The Company has retained Morrow & Company, Inc., to assist in the solicitation of proxies at an estimated cost of $12,000 including expenses, which will be paid by the Company.

     All stockholders unable to attend the meeting in person are urged to send in proxies to assure a good representation at the meeting. A proxy may be revoked at any time before it is voted by a writing filed with the Secretary of the Company, by a duly executed proxy bearing a later date or by voting in person at the meeting.

                     PROPOSAL (1) -- ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a Board of not less than nine nor more than fifteen directors, the exact number of directorships to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board. The directors are divided into three classes as nearly equal in number as possible with members of each class to hold office until successors are elected and qualified. Each class is to be elected for a three-year term at successive annual meetings. As a result, only one class of directors is to be elected at each Annual Meeting.

     The Board of Directors has fixed the number of directors at 12, and has selected the four nominees listed below for election to three-year terms expiring in 2001. Of the Company's eight directors remaining in office, the terms of four directors expire in 1999 and the terms of four directors expire in 2000. Each nominee is presently a director of the Company except Mr. Gooley. Messrs. Guillaume and Lichtenfels have reached the Board's age limits and are not standing for re-election.

     Unless otherwise directed, it is intended that the enclosed proxy will be voted for the election of Marshall T. Chiaraluce, Charles E. Gooley, Marcia L. Hincks, and Robert F. Neal. In case any nominee is unable or declines to serve, the persons named in the proxy may vote for some other person or persons. Under Connecticut law, directors are elected by a plurality of the votes cast. Votes withheld and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting but are not considered as voted in the election of directors. Broker non votes and abstentions are, therefore, not counted as votes cast and have no effect.

                                                                                             COMMON STOCK
                        COMMITTEES                                                           BENEFICIALLY
                        PRESENTLY                  PRINCIPAL OCCUPATION           DIRECTOR    OWNED AS OF    PERCENT OF
         NAME           SERVING(1)   AGE             AND DIRECTORSHIPS             SINCE     FEB. 27, 1998    CLASS(2)
         ----           ----------   ---           --------------------           --------   -------------   ----------
CLASS I:
  NOMINEES FOR ELECTION AT THIS MEETING FOR TERMS EXPIRING IN 2001

Marshall T. Chiaraluce               55    President and Chief Executive Officer    1992         3,519(3)        .12
                                           of the Company.
Charles E. Gooley                    44    President, Yankee Gas Services             --           100          <.01
                                           Company.
Marcia L. Hincks         1,4,5       62    Retired; formerly Vice President and     1983           318           .01
                                           Senior Counsel, Aetna Life &
                                           Casualty.
Robert F. Neal           3,4,5       63    Retired; formerly Senior Vice            1990           350           .01
                                           President -- Network Services;
                                           Southern New England
                                           Telecommunications Corporation.

CLASS II:
  DIRECTORS WHOSE TERMS CONTINUE UNTIL 1999

Harold E. Bigler, Jr.    2,3,7       66    Chairman, Bigler Investment              1983         2,000           .07
                                           Management Company, Inc.
Astrid T. Hanzalek       1,2,5,6,7   70    Consultant -- water resources and        1985           776           .03
                                           various public policy issues
                                           (self-employed); formerly Connecticut
                                           State Representative.
Frederick E. Hennick     5,6,7       71    Chairman, State of Connecticut           1983           225          <.01
                                           Freedom of Information Commission;
                                           retired, formerly President and
                                           Publisher, Naugatuck Daily News;
                                           Director, Naugatuck Valley Savings
                                           and Loan, Inc.
Donald B. Wilbur         4,7         55    Plant Manager, Unilever Home and         1993           349           .01
                                           Personal Care (personal products
                                           manufacturing); Director, Middlesex
                                           Hospital; Director, Liberty Bank.

                                                                                             COMMON STOCK
                        COMMITTEES                                                           BENEFICIALLY
                        PRESENTLY                  PRINCIPAL OCCUPATION           DIRECTOR    OWNED AS OF    PERCENT OF
         NAME           SERVING(1)   AGE             AND DIRECTORSHIPS             SINCE     FEB. 27, 1998    CLASS(2)
         ----           ----------   ---           --------------------           --------   -------------   ----------
CLASS III:
DIRECTORS WHOSE TERMS CONTINUE UNTIL 2000
Francis E. Baker         2,4,6       68    Chairman and Director, Andersen          1973(4)        125          <.01
                                           Group, Inc. (electronic and medical
                                           manufacturing and services); Chairman
                                           and Director, Digital Graphix, Inc.
Rudolph E. Luginbuhl     1,5         69    Real Estate Agent, D. W. Fish, Better    1994           300          <.01
                                           Homes; Corporator, The Savings Bank
                                           of Rockville.
Harvey G. Moger          1,2,3,7     70    President, GBAJ Associates               1981         2,345           .08
                                           (commercial real estate financial
                                           consultant); Director, Ensign
                                           Bickford Realty Corporation.
Warren C. Packard        1,3         63    Former First Selectman, Town of          1991           250          <.01
                                           Suffield; formerly President and
                                           Chief Executive Officer, The Wiremold
                                           Company (manufacturing); Director,
                                           The Wiremold Company.

---------------
(1) 1. Audit Committee
    2. Finance Committee
    3. Pension Trust Committee
    4. Compensation Committee
    5. Public Information Committee
    6. Committee on Directors
    7. Strategic Planning Committee

(2) The percentages have been rounded to the nearest one hundredth of one percent. As of February 27, 1998, executive officers and directors of the Company as a group owned 22,699 shares (.75%) of the Common Stock of the Company. No directors or officers own any shares of the Company's Cumulative Preferred Stock.

(3) Includes both shares actually earned by the officer under the Company's pre-1998 Performance Stock Programs and awarded under the 1998 Performance Stock Program. Does not include shares deferred nor their earned dividend equivalents under the Program. See Note 1 on page 7.

(4) The Connecticut Water Company is a subsidiary of the Company. The affiliation of the Company (then Suburban Water Service, Inc.) and The Connecticut Water Company was effected on April 10, 1975. Prior to the affiliation, Mr. Baker was a director of The Connecticut Water Company. The Company's Board of Directors and the Board of Directors of The Connecticut Water Company are now identical.

     With the exception of Mr. Packard whose term as First Selectman of the Town of Suffield expired on November 21, 1995, and Mr. Neal who retired from Southern New England Telecommunications Company in 1994, each of the nominees listed above has had the same employment for more than the past five years either in the position or positions indicated or in other similar or executive capacities with the same company or a predecessor thereof.

     The Company's Board of Directors met five times during 1997. In addition, the Company has a number of committees, including an Audit Committee, a Finance Committee, a Pension Trust Committee, a Compensation Committee, a Public Information Committee, a Committee on Directors and a Strategic Planning Committee which meet periodically during the year. The Audit Committee, composed of Mmes. Hanzalek and Hincks and Messrs. Luginbuhl, Moger and Packard, reviews the activities, procedures and recommendations of the independent auditors of the Company and The Connecticut Water Company and recommends annually the appointment of independent auditors for the coming year. The Committee met twice during 1997. The Finance Committee, composed of Ms. Hanzalek and Messrs. Baker, Bigler and Moger, recommends and advises the Board of Directors on financial policy and issuance of securities. The Committee met twice in 1997. The Pension Trust Committee, composed of Messrs. Bigler, Moger, Neal and Packard, reviews the Pension Trust Fund of The Connecticut Water Company Employee Retirement Fund and the VEBA Trust Fund for retiree medical benefits, reviews and determines actuarial policies and investment guidelines, and selects the investment managers. The Committee met four times in 1997. The Compensation Committee, composed of Ms. Hincks and Messrs. Baker, Neal, Lichtenfels and Wilbur, establishes compensation levels for officers of The Connecticut Water Company and makes recommendations to the full Board regarding officer succession. The Committee met twice during 1997. The Public Information Committee, consisting of Mmes. Hanzalek and Hincks and Messrs. Hennick, Neal and Luginbuhl, advises management on policies for communicating Company information to the general public, government officials, investors and other interested parties. The Committee met twice in 1997. The Committee on Directors, consisting of Ms. Hanzalek, Messrs. Baker, Hennick and Lichtenfels recommends candidates for nomination as directors to the Board. The Committee met twice in 1997. The Strategic Planning Committee, consisting of Ms. Hanzalek and Messrs. Bigler, Hennick, Lichtenfels, Moger, and Wilbur, oversees the preparation and implementation of the Company's Strategic Plan. The Committee met once in 1997. All of the Company's directors, except Warren C. Packard, attended at least 75% of the aggregate number of meetings in 1997 of the Board and committees on which they serve.

     Pursuant to the Company's Bylaws, nominations for directors may be made by any stockholder entitled to vote for the election of directors at the meeting who complies with the following procedures. A nomination by a stockholder shall be made only if such stockholder has given proper and timely notice in writing of such stockholder's intent to make such nomination to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, and
(ii) with respect to an election to be held at a special meeting of stockholders called for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first mailed to stockholders. Each such notice must set forth: (a) the name and address of the person or persons to be nominated; (b) the name and address, as they appear on the Company's books, of the stockholder making such nomination; (c) the class and number of shares of the Company which are beneficially owned by the stockholder; (d) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (e) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (f) such other information regarding each nominee proposed by the stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (g) the consent of each nominee to serve as a director of the Company if so elected. Any such notice of nominations for consideration at the 1999 Annual Meeting must be received by the Company's Secretary by the close of business on December 24, 1998.

REPORTS UNDER SECTION 16

     Under Section 16 of the Securities Exchange Act of 1934, directors, officers and certain beneficial owners of the Company's equity securities are required to file reports of their transactions in the Company's equity securities with the Securities and Exchange Commission on specified due dates. In 1997, all directors and beneficial owners of the Company's equity securities so required, filed such reports on or before the specified due dates, except that reports of sales by Messrs. Bancroft, Guillaume, O'Neill, Benoit, Kells and Susco in March, 1997 of certain shares received pursuant to the Company's Performance Stock Program were not timely filed. In making this statement, the Company has relied on the written representations of its directors and officers and its five percent holders and copies of the reports that they have filed with the Securities and Exchange Commission.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

     The following tabulation sets forth the total compensation paid by the Company and The Connecticut Water Company during 1997, 1996 and 1995 to each of the executive officers, including the Chief Executive Officer of the Company, receiving more than $100,000 aggregate compensation in 1997. The Company has no employees. All officers are employees of The Connecticut Water Company and all compensation is paid by The Connecticut Water Company.

                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                         ANNUAL COMPENSATION                     AWARDS
                                                        ----------------------              RESTRICTED STOCK
             NAME AND PRINCIPAL POSITION                YEAR         SALARY($)                AWARDS($)(1)
             ---------------------------                ----         ---------              ----------------
Marshall T. Chiaraluce,
President and Chief Executive Officer                   1997          222,722                    52,320
                                                        1996          212,122                    28,705
                                                        1995          200,000                    47,091
David C. Benoit,
Vice President Finance and Accounting and Treasurer     1997          118,000                    17,888
                                                        1996          105,000                    12,346
                                                        1995               --                        --
James R. McQueen,
Vice President Engineering and Planning                 1997          114,000                    14,272
                                                        1996          101,612                     8,109
                                                        1995           94,500                    12,644
Terrance P. O'Neill,
Vice President of Operations                            1997          110,000                    14,784
                                                        1996           94,562                     8,109
                                                        1995           87,000                    15,151

---------------
(1) The value of the full number of shares of restricted stock initially allocated to Messrs. Chiaraluce, Benoit, McQueen and O'Neill under the Company's Stock Program was $50,370, $0, $14,212 and $14,212 respectively in 1995; and $52,111, $14,709, $18,907 and $18,907 respectively in 1996. In
    1997, the value of the full number of shares of restricted stock initially allocated to Messrs. Chiaraluce, Benoit, McQueen and O'Neill under the Company's Performance Stock Program were $54,196, $19,664, $15,299, and $15,299 respectively. The aggregate number of shares of restricted stock actually earned by Messrs. Chiaraluce, Benoit, McQueen and O'Neill, based upon the actual attainment of 1995 and 1996 criteria were 1,697, 0, 464 and 556 respectively in 1995; and 1,023, 440, 289 and 289 respectively in 1996. In 1997, the aggregate number of shares of restricted stock actually earned by Messrs. Chiaraluce, Benoit, McQueen, and O'Neill based upon the actual attainment of 1997 performance criteria were 1,635, 559, 446 and 462 respectively. The values shown in the table above are the shares actually earned in said year, valued on the date earned which was February 14, 1996 for the 1995 plan, February 14, 1997 for the 1996 plan, and February 13, 1998 for the 1997 plan. Pursuant to the Company's Performance Stock Program, Messrs. Chiaraluce, Benoit, McQueen and O'Neill elected to defer 100%, 50%, 70% and 0% of their 1997 awards respectively.

RETIREMENT BENEFITS

     Officers and employees of the Company and The Connecticut Water Company are entitled to receive retirement benefits under a pension plan, and executive officers are entitled to receive benefits under supplemental executive retirement agreements, which provide for defined benefits in the event of retirement at a specified age and after a specified number of years of service based on highest average annual compensation. Examples of annual full straight life annuity allowances payable under the pension plan and supplemental agreements to employees and executive officers are set forth in the following table. As of December 31, 1997, the estimated credited years of service for Messrs. Chiaraluce, Benoit, McQueen and O'Neill are 6, 2, 32, and 17 respectively. The table assumes retirement occurs at age 65 which for Messrs. Chiaraluce, Benoit, McQueen and O'Neill would occur with 16, 26, 42, and 39 years, respectively, of credited service. Highest average annual compensation is the highest average regular basic compensation received by an individual from the Company and The Connecticut Water Company during any 60 consecutive months.

    HIGHEST AVERAGE
  ANNUAL COMPENSATION
        DURING
    60 CONSECUTIVE                         5 OR MORE YEARS
        MONTHS                              OF SERVICE *
  -------------------                      ---------------
       $100,000                                $60,000
       $125,000                                $75,000
       $150,000                                $90,000

---------------
* In the case of each of Mr. Chiaraluce and Mr. Benoit, the amounts are reduced by benefits payable under the retirement plan of a prior employer.

DIRECTOR COMPENSATION

     Since the Boards of Directors of the Company and The Connecticut Water Company are identical, regular meetings of each are generally held on the same day. Directors of the Company receive $250 for each regular meeting of the Board of Directors of the Company and $350 for each special Board meeting and each committee meeting of the Company which they attend. In addition, Directors of The Connecticut Water Company receive an annual retainer of $4,000, $450 for each regular or special meeting of the Board of Directors, and $400 for each committee meeting which they attend. Directors who are salaried officers receive the same retainer and meeting fees as other directors. These amounts have been included in the Summary Compensation Table on Page 5. Directors who are not officers are not entitled to retirement benefits from the Company or The Connecticut Water Company.

     Pursuant to a Directors Deferred Compensation Plan, the Directors of the Company and The Connecticut Water Company may elect to defer receipt of all or a specified portion of the compensation payable to them for services as Directors until after retiring as Directors. Any amounts so deferred are credited to accounts maintained for each participating Director, and interest at an annual rate of 10.74% is currently credited monthly to all deferred amounts. Distribution of amounts deferred and accumulated interest may be made, at the election of each participating Director, in a lump sum or in annual installments over a period of years specified by the Director, such distribution to commence in the year following the year in which the individual ceases to be a Director. In 1997, five Directors elected to participate in the Plan.

                         COMPENSATION COMMITTEE REPORT

     The Committee is responsible for making recommendations to the Board on executive compensation and administering the Company's Performance Stock Program (the "Program").

EXECUTIVE COMPENSATION PRINCIPLES

     The Company's executive compensation plan is designed to align executive compensation with the Company's and/or The Connecticut Water Company's strategic business planning which includes management initiatives and business financial performance. Through this process the Committee has established a program to:

     - Attract and retain key executives critical to the long-term success of the Company.

     - Reward executives for the accomplishment of strategic goals which reflect customer service and satisfaction as well as the enhancement of stockholder value.

     - Integrate compensation programs with both The Connecticut Water Company's annual performance review and the Company's and/or The Connecticut Water Company's strategic planning and measuring processes.

     - Support a performance-oriented environment that rewards performance with respect to overall performance goals and performance on individual goals for each participant in the plan.

EXECUTIVE COMPENSATION PROGRAM

     The total compensation program consists of both cash and equity based compensation. The annual compensation consists of a base salary and any Common Stock awarded through the Program. The Committee determines a salary range and a level of salary for executive officers. The Committee determines the salary or salary range based upon competitive norms from periodic studies of a peer group of other water companies. Actual salary changes are based upon such norms and upon performance. Additional incentives are provided through the Program.(1) The Committee reviews and approves the participation of executive officers of The Connecticut Water Company under the Program. The Committee also approves the award value each year as a percentage of base salary and the basis for judging performance over the following year. Awards are currently based on whether the Company and/or The Connecticut Water Company has met certain goals based on objective performance criteria and attainment by participants of individual goals. The Committee determines what these criteria and goals are each year. The Criteria for the 1997 awards were based on The Connecticut Water Company's customer value rating and water quality measures, the Company's return on equity, other service and financial measures, and specific individual performance goals. The Committee has approved and implemented an award program for 1998 based upon similar criteria and goals.

---------------

(1) The Program provides for an aggregate maximum of up to 50,000 shares of Common Stock of the Company to be issued as awards of restricted stock to eligible employees. An award of a share of restricted stock is an award to a participant of a share of the Common Stock of the Company generally conditioned upon the attainment of performance goals established by the Committee for the performance period to which the award relates and the continued employment of the participant with the Company or any majority-owned subsidiary of the Company through the end of the performance period. During the performance period, the participant has all of the rights of a stockholder of the Company, including the right to receive dividends, except that the participant does not have custody of the shares of Common Stock nor the right to transfer ownership of the shares during the performance period. Commencing with 1997 awards, the Program has been amended to permit participants to defer income taxation of all or a portion of such restricted stock awards by electing instead to receive "performance shares" at the end of a chosen deferral period. Until the end of the deferral period, a participant holding performance shares has no rights as a stockholder of the Company. However, dividend equivalents are credited to such participant as additional performance shares.

     Executive officers may also participate in the Company's Savings and Investment 401(k) Plan and other benefit plans generally available to all levels of salaried employees. Also, executive officers may elect to defer compensation under a non-qualified salary deferral plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee determined the compensation for 1997 of Mr. Chiaraluce, the Chief Executive Officer ("CEO"), based upon a number of factors and criteria, including a review of the salaries of Chief Executive Officers for similar companies of comparable size and capitalization and a review by the Committee of the CEO's performance. The Committee approved the CEO's participation in the Program for 1997. The Committee noted the continued efforts of Mr. Chiaraluce to avoid requesting a general rate increase for 7 years while achieving consistently higher earnings and increasing shareholder value during his 6 years as CEO. The awarding of 86% (1,635 of 1,902 shares originally allocated) of the Common Stock allocated to Mr. Chiaraluce in 1997 was based upon all targeted individual goals being met and the majority of corporate performance and financial targets being met.

                             COMPENSATION COMMITTEE

                        William C. Lichtenfels, Chairman
                             Francis E. Baker, Jr.
                                Marcia L. Hincks
                                 Robert F. Neal
                                Donald B. Wilbur

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return for each of the years 1992-1997 on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total stockholder return of companies on the Standard & Poor's 500 Stock Index and the Standard & Poor's Utilities Index.

         Measurement Period            Connecticut Water   Standard & Poor's    Standard & Poor's
       (Fiscal Year Covered)            Service, Inc.             500               Utilities
1992                                        100.00               100.00               100.00
1993                                        114.11               110.06               114.44
1994                                         98.94               111.51               105.33
1995                                        127.66               153.39               149.58
1996                                        144.38               188.59               154.25
1997                                        170.26               251.48               192.28

                  BENEFICIAL SHAREHOLDINGS OF CERTAIN PERSONS

     The Company does not know of any beneficial owner of more than 5% of its $.90 Cumulative Preferred Stock, $16 par value. The Company does not know of any beneficial owner of more than 5% of its Common Stock and does not know of any beneficial owner of more than 5% of its Cumulative Preferred Stock -- Series A, $20 par value, except as follows:

                                                                            AMOUNT BENEFICIALLY    PERCENT
                                                                                OWNED AS OF          OF
          TITLE OF CLASS            NAME AND ADDRESS OF BENEFICIAL OWNER     DECEMBER 31, 1997      CLASS
          --------------            ------------------------------------    -------------------    -------
Common Stock                        Dimensional Fund Advisors, Inc.               156,400(1)         5.18%
                                    1299 Ocean Avenue, 11th Floor
                                    Santa Monica, CA 90401
Cumulative Preferred Stock --       William Neal MacKenzie                          1,850           12.3%
  Series A, $20 par value           222 North Main Street
                                    Wallingford, CT 06492
                                    Herbert I. Johnson and                            900            6.0%
                                    Annabelle C. Johnson
                                    35 Carter Street, Bolton, CT 06040
                                    Shearson Lehman American Express                  900            6.0%
                                    One Western Union Int'l Plaza
                                    New York, NY 1004-1008
                                    Dorothy L. Bach                                   825            5.5%
                                    55 Mountain Spring Road
                                    Tolland, CT 06084

---------------
(1) Information relating to such beneficial ownership is based on a statement on
    Schedule 13G filed with the Securities and Exchange Commission.

CERTAIN TRANSACTIONS

     During the year 1997, the law firm of Day, Berry & Howard, of which Michael
F. Halloran, Assistant Secretary of the Company and The Connecticut Water Company, is a partner, performed certain legal services for the Company and The Connecticut Water Company. The Company believes that the charges made by said firm for legal services were not more than others would have charged for similar services.

                    PROPOSAL (2) -- APPOINTMENT OF AUDITORS

     Arthur Andersen LLP served as independent auditors for the Company and its subsidiary, The Connecticut Water Company, for the calendar year ending December 31, 1997. One or more representatives of Arthur Andersen LLP will attend the annual meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     It is intended that unless otherwise specified, proxies will be voted in favor of the appointment of Arthur Andersen LLP, independent public accountants, of Hartford, Connecticut, as independent auditors for the Company for the calendar year ending December 31, 1998. The Company's Audit Committee has recommended that Arthur Andersen LLP be so appointed. Arthur Andersen LLP has no direct or indirect financial interest in the Company. Proposal (2) will be approved if the votes cast at the meeting favoring the appointment of Arthur Andersen LLP exceed the votes cast opposing such appointment. Broker non votes and abstentions are not counted as votes cast and, therefore, have no effect.

        THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL (2).

          PROPOSED AMENDMENTS TO THE COMPANY'S CERTIFICATE AND BYLAWS
                       PROPOSALS (3a), (3b), (4), AND (5)

GENERAL

     The Board of Directors recommends that the stockholders approve certain amendments to the Company's Amended and Restated Certificate of Incorporation (the "Certificate") and Bylaws. The proposed amendments are contained in three separate Proposals. Shareholders are urged to consider carefully and approve each Proposal. Proposal (3) is divided into two sections, Proposal (3a) and Proposal (3b). Proposal (3a) provides for various conforming changes intended to update citations to the Connecticut General Statutes, to ensure consistency of language throughout the Certificate, and to conform the purposes of the Company to those approved by the Connecticut Department of Public Utility Control (the "CDPUC") if such approval is received before April 24, 1998; Proposal (3b) provides a correction to references in the Certificate to certain voting rights of the holders of the Company's Preferred Stock. Proposal (4) provides that the Company will indemnify directors and officers to the fullest extent permitted by the Connecticut Business Corporation Act (the "CBCA") and authorizes the Company to determine, on a case by case basis, the extent of indemnification that it will provide to employees and agents. Proposal (5) provides that directors desiring to resign from the Board be required to submit a resignation in writing to the Board of Directors.

     These proposed amendments are designed to ensure compliance with the CBCA, provide flexibility regarding the Company's purposes, make various nonsubstantive modifications to the Certificate, and permit the Company to provide additional indemnification rights to directors, officers, agents and employees of the Company in an effort to promote management stability and security. The text of the Company's Certificate, as proposed to be amended, is set forth in Exhibit A to this Proxy Statement. Proposed deletions are indicated as stricken-through and proposed additions are indicated as underlined. The following description and discussion of the proposed amendments is qualified in its entirety by reference to such exhibit.

     Effective January 1, 1997, the CBCA updated the statutory framework for stock corporations in Connecticut based on the Model Business Corporation Act (the "MBCA"). In adopting the CBCA, Connecticut has followed the lead of a number of states which have adopted corporation codes based on the MBCA. Despite this new framework, the CBCA provides that certificates of incorporation of corporations organized prior to January 1, 1997, such as the Company, will be "grandfathered." In other words, a provision in the Company's Certificate that was valid under the law in effect prior to January 1, 1997 will continue to be valid regardless of any differences in the CBCA. The Company is not, therefore, required to amend the Certificate to comply with the CBCA. However, the Proposals are recommended in order to modernize the Company's Certificate in light of the enactment of the CBCA and to enable the Company to attract and maintain a capable and stable management by entitling individuals serving as directors, officers, agents and employees to certain indemnification rights. The three Proposals are being presented separately, and if any one of the Proposals is adopted by the stockholders, it will become effective, regardless of whether the stockholders adopt the other Proposals.

THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF PROPOSALS (3a), (3b), (4), AND
     (5) IS IN THE BEST INTERESTS OF ALL OF THE COMPANY'S STOCKHOLDERS AND
                                  UNANIMOUSLY
       RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ADOPTION OF THE PROPOSALS.

                   PROPOSAL (3a) -- CONFORMING AMENDMENTS AND
                     PROPOSAL (3b) -- CORRECTIVE AMENDMENT

GENERAL

     Proposals (3a) and (3b) would amend the Company's Certificate to generally
(i) ensure consistent use of language throughout the Certificate; (ii) delete and revise references to sections of the Connecticut General Statutes that were repealed in connection with the enactment of the CBCA; (iii) add a provision defining the statutory references used in the Certificate; (iv) conform the purposes of the Company to those approved by the CDPUC if such approval is received before the Annual Meeting (all of the amendments referred to in clauses
(i), (ii), (iii) and (iv) hereinafter referred to as "Proposal (3a)" or the "Conforming Amendments"); and (v) delete each reference to "Article Fourth,
Section 5" and replace it with a reference to "Section 5 of Paragraph B of Article Fourth" ("Proposal (3b)" or the "Corrective Amendment").

REASONS FOR THE CONFORMING AMENDMENTS AND THE CORRECTIVE AMENDMENT

     The Conforming Amendments and the Corrective Amendment are designed to ensure that the terms contained in the Certificate are consistent and to modernize the Certificate in light of the enactment of the CBCA and the anticipated approval of the CDPUC. In addition, the Conforming Amendments define the statutory references used in the Certificate to include amendments to such statutes, thus permitting the Certificate to evolve with any changes in such statutes.

DESCRIPTION OF THE CONFORMING AMENDMENTS AND THE CORRECTIVE AMENDMENT

     Consistency of Language. Various changes are proposed to ensure that references to the Company, the Certificate, and the Articles of the Certificate are consistent throughout the Certificate.

     Updated Statutory References. In connection with the enactment of the CBCA, the provisions of the Connecticut General Statutes governing Connecticut stock corporations prior to such enactment were repealed. Accordingly, Proposal
(3a) would delete any references to statutes that were repealed in connection with the enactment of the CBCA and replace such references with statutory references to the CBCA. For example, corrections are proposed to be made to Article Sixth of the Certificate which limits the liability of the Company's directors to the Company and the stockholders if such directors have complied with a specified standard of care.

     References Provision. A new Article Eighth is proposed to be added to the Certificate to reference the provisions of the CBCA and any subsequent amendments thereto. This provision will eliminate the need to amend the Certificate if any provision of the CBCA referenced therein is subsequently amended or repealed.

     Purposes. Article Third, Paragraph F of the Company's Certificate currently contains a provision prohibiting the Company and its subsidiaries from engaging in any business or activity that is not subject to regulation by the

CDPUC without the consent of the CDPUC. This provision was added to the Company's Certificate in 1975 in connection with the Company's acquisition of The Connecticut Water Company in response to concerns expressed by the CDPUC's predecessor. In recent years, the CDPUC has permitted utility holding companies (such as the Company) and their subsidiaries to engage in a broad range of activities which are not regulated by the CDPUC. Thus, in order to provide greater flexibility to the Company, Article Third, Paragraph F is proposed to be deleted in the event that the CDPUC approves such deletion. An application to the CDPUC for approval of the deletion of the provision contained in Article Third, Paragraph F was filed on December 10, 1997 and a decision is expected in April, 1998.

     Correction of References to "Section 5 of Paragraph B of Article
Fourth." Proposal (3b) would replace any reference to "Article Fourth, Section 5" with a reference to "Section 5 of Paragraph B of Article Fourth" in order to more accurately and precisely reference the voting rights of the Company's Preferred Stock. Similar corrective changes would also be made to the Company's Bylaws. Proposal (3b) would not change the existing voting rights set forth in Article Fourth.

     The Conforming Amendments and the Corrective Amendment will modernize the Company's Certificate and make it a more workable document for the administration of the Company. By updating statutory references, the Conforming Amendments will guide management and others to the proper statutes governing the Company and the Certificate. In addition, the references provision will ensure that the Company will avoid the expense of amending the Certificate if statutory citations are later revised or repealed. Finally, the deletion of Article Third, Paragraph F, if approved by the CDPUC, will permit the Company and any future subsidiaries to engage in a broader range of businesses and activities.

VOTE REQUIRED AND EFFECTIVE TIME

     The affirmative vote of a majority of the voting power of the outstanding shares of the Company's Common Stock and Cumulative Preferred Stock -- Series A, $20 par value, voting together as a single class, is required to adopt the Conforming Amendments. Abstentions and broker non-votes will not be counted as votes cast and will have the same effect as a vote against Proposal (3a). The Conforming Amendments, if adopted, will become effective as of the date and time they are filed with the Office of the Secretary of the State of the State of Connecticut. The proposed deletion of Article Third, Paragraph F will not, however, become effective unless and until approved by the CDPUC.

     The affirmative vote of the holders of at least eighty percent (80%) of the Company's Common Stock and Cumulative Preferred Stock -- Series A, $20 par value, voting together as a single class, is required to adopt the Corrective Amendment. Abstentions and broker non-votes will not be counted as votes cast and will have the same effect as a vote against Proposal (3b). The Corrective Amendment, if adopted, will become effective as of the date and time it is filed with the Office of the Secretary of the State of the State of Connecticut.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
               VOTE "FOR" THE ADOPTION OF PROPOSALS (3a)AND (3b).

                   PROPOSAL (4) -- INDEMNIFICATION AMENDMENT

GENERAL

     In recent years, lawsuits and other proceedings (including claims by stockholders on behalf of a corporation or "derivative proceedings") ("Proceedings") directed against or involving directors or officers of publicly held corporations have become increasingly common. Such Proceedings are typically extremely expensive whatever their outcome. Due to the uncertainties inherent in any litigation and particularly since questions of subjective business judgment are usually involved, it is often prudent for corporations to settle Proceedings in which claims against a director or officer are made. Settlement amounts, even if not material to the corporation involved and minor compared to the amount claimed, often exceed the financial resources of most individual defendants. Even in Proceedings in which a director or officer is not named as a defendant, such an individual may incur substantial expenses and attorneys' fees if he or she becomes involved in a Proceeding as a witness or otherwise.

     At the same time that the exposure to personal liability has increased for directors and officers, corporations have faced increasing difficulty protecting directors and officers from the expenses and liabilities associated with Proceedings through the purchase of directors' and officers' liability insurance as coverage provided under such policies has diminished. Without the assurance that directors' and officers' liability insurance will continue to protect them financially from the expenses and liabilities associated with such Proceedings, directors, potential candidates for director and officers must increasingly rely upon protections offered by the corporations they serve. If these protections are not adequate, such individuals may question whether the risks associated with the Proceedings in which they may become involved exceed the benefit they may realize from service to a corporation. Other corporations, not yet including the Company, have had individuals resign or threaten to resign from such positions because they were unwilling to risk personal financial loss in the event the corporation failed to provide adequate indemnification protection. The adequacy of a corporation's protection of its directors and officers is measured, in part, by the relative certainty that indemnification will be made promptly and without the need to resort to additional time-consuming, and often costly, Proceedings.

     Proposal (4) would amend the Company's Certificate (the "Indemnification Amendment") generally to require the Company to indemnify its directors and officers who are made parties to a Proceeding because he or she is or was a director or officer of the Company against liability so long as the director or officer satisfied a statutorily required standard of care. In addition, the Indemnification Amendment would allow the Company to provide officers with additional indemnification consistent with the CBCA. Finally, with respect to indemnification of employees and agents, the Indemnification Amendment would provide the Company with flexibility to determine such indemnification rights on a case by case basis.

REASONS FOR THE INDEMNIFICATION AMENDMENT

     Prior to the enactment of the CBCA, indemnification of directors, officers, employees and agents was both mandatory and exclusive. The Connecticut Stock Corporation Act (the "CSCA"), which was in effect prior to January 1, 1997, required corporations to provide the indemnification it authorized, but not more or less. In addition, the CSCA stated that no action to indemnify was valid unless consistent therewith. The CBCA, by contrast, takes a permissive approach to indemnification, allowing corporations to expand or limit indemnification in their certificates of incorporation.

     Pursuant to the CBCA, in the absence of a provision in its certificate of incorporation, a corporation organized prior to January 1, 1997, such as the Company, is required to indemnify its directors, officers, agents and employees in a Proceeding if he or she (a) conducted himself or herself in good faith and
(b) reasonably believed (i) when acting in his or her official capacity that the conduct was in the corporation's best interests and (ii) in all other cases that the conduct was not opposed to its best interests. For criminal cases, the director, officer, employee or agent must also have had no reasonable cause to believe his or her conduct was unlawful.

     The CBCA, however, permits a corporation to provide enhanced indemnification rights by adding a provision to its certificate of incorporation that would permit or require it to indemnify a director so long as his or her conduct met the standards described below. Such indemnification may also be extended to officers to the same extent as it is extended to directors. In addition, the CBCA permits a corporation to provide even greater indemnification to officers, employees and agents, so long as such indemnification is consistent with public policy.

     The Company's Certificate is proposed to be amended to provide such enhanced indemnification rights and to expand the situations in which the Company will indemnify its directors and officers in order to provide its directors and officers with the greatest protection allowed by law. Such enhanced protection is expected to assist the Company in attracting and maintaining a capable and stable management. In addition, the Indemnification Amendment would provide the Company with greater flexibility with respect to the indemnification of employees and agents who are not officers and directors. The Indemnification Amendment would allow the Company to determine the indemnification rights of such individuals on a case by case basis, on such terms and conditions as may be established by the Board of Directors.

DESCRIPTION OF THE INDEMNIFICATION AMENDMENT

     The Indemnification Amendment, included as proposed Article Seventh of the Company's Certificate as set forth in Exhibit A, implements the enhanced indemnification protections authorized by the CBCA. If Proposal (4) is adopted, the Indemnification Amendment will replace, for directors, officers, employees and agents, the indemnification provisions currently contained in Article VIII of the Company's Bylaws (the "Current Indemnification Bylaw").

     Prior to the adoption of the CBCA, the CSCA set out the permissible scope of indemnification by Connecticut corporations for directors, officers, employees and agents (each an "eligible indemnitee"). The Current Indemnification Bylaw provided that the Company would, to the fullest extent permitted by and in accordance with the CSCA, indemnify each such individual entitled to indemnification under the CSCA. Under the CSCA, an eligible indemnitee could be indemnified only if (a) he or she was successful on the merits of a Proceeding in respect of which indemnification was sought or (b) a determination was made by a quorum of disinterested directors, by independent legal counsel or by the shareholders that the eligible indemnitee had acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful. Corporations were also permitted to advance expenses to eligible indemnitees provided the indemnitee agreed to repay such amount unless it were ultimately determined that the individual was entitled to indemnification.

     In the case of suits brought by the corporation or derivative actions, the CSCA contained significant restrictions on the scope of indemnification. First, the CSCA did not permit indemnification for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a Proceeding, with or without court approval. Second, the CSCA did not permit indemnification for expenses incurred in defending a Proceeding which is settled or otherwise disposed of without court approval.

     The Indemnification Amendment requires the Company, to the fullest extent permitted by the CBCA, to indemnify any person who is or was a director or officer of the Company and permits it to provide additional indemnification to officers, consistent with the CBCA. With respect to employees and agents of the Company, the Indemnification Amendment permits the Board of Directors to determine the terms and conditions of such indemnification. The Certificate does not presently contain an express statement of the Company's authority to indemnify such individuals.

     The Indemnification Amendment is intended to implement for directors and officers specific changes in the Connecticut law regarding indemnification that were effected by the CBCA. In doing so, the Indemnification Amendment would significantly broaden the rights of the Company's directors and officers to indemnification from those contained in the Current Indemnification Bylaw as provided by the CSCA. Under the Indemnification Amendment, the right to be indemnified "to the fullest extent permitted by law" would mean that a director would be indemnified against expenses and liabilities incurred in connection with any Proceeding so long as his or her conduct did not (i) involve a knowing and culpable violation of law by the director, (ii) enable the director or an associate, as defined in Section 33-840 of the Connecticut General Statutes, to receive an improper personal economic gain, (iii) show a lack of good faith and a conscious disregard for the duty of the director to the Company under circumstances in which the director was aware that his or her conduct or omission created an unjustifiable risk of serious injury to the Company, (iv) constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the Company, or (v) create liability under
Section 33-757 of the Connecticut General Statutes. Copies of Connecticut General Statutes Sections 33-757 and 33-840 are attached as Exhibit B to this Proxy Statement. The Indemnification Amendment would also afford such indemnification rights to officers of the Company. The Indemnification Amendment will not provide for indemnification for liabilities arising out of the federal securities laws. If future changes to Connecticut law expand or contract the scope of permissible indemnification, such changes would automatically expand or contract the scope of indemnification provided under the proposed Indemnification Amendment.

     In addition, the Indemnification Amendment would permit, but not require, the Company to provide additional indemnification rights to officers of the Company who are not also directors, or who are directors but are made a party to a Proceeding solely in their capacity as officers, so long as such indemnification is consistent with public policy. The Indemnification Amendment also provides the Company with the flexibility to determine the level of indemnification of employees and agents on terms and conditions established by the Board of Directors from time to time, also consistent with public policy. These indemnification rights may be evidenced by contract, bylaws or by resolutions of the Board.

     In addition to the authority granted to corporations to increase or decrease the levels of indemnification, the CBCA has eliminated the distinction drawn by the CSCA between the indemnification protections granted in connection with derivative actions and those granted in connection with any other type of Proceeding. By eliminating this distinction, the CBCA makes indemnification of directors mandatory for all types of Proceedings (both derivative and non-derivative) unless indemnification is prohibited by law. Indemnification in connection with derivative actions is limited, however, to reasonable expenses incurred in connection with such Proceedings.

     Further, the Indemnification Amendment proposes to obligate the Company to advance the expenses of a director or officer so long as the director or officer promises to repay the advance if it is later determined that he or she is not entitled to indemnification by the Company. The Board of Directors may establish different policies regarding the advancement of expenses to employees and agents. Pursuant to the CBCA, a director, officer, employee or agent may have his or her right to indemnification or to advancement of expenses determined by a court. The CBCA does not limit the Company's power to pay for or reimburse expenses incurred by any such individual in connection with his or her appearance as a witness in a Proceeding at a time when he or she is not a party thereto.

     The CBCA, like the CSCA, continues to permit the Company to purchase insurance to protect itself and any person eligible to be indemnified thereunder against any liability or expense asserted against such person whether or not the Company would be permitted to indemnify against such liability or expense.

     The Indemnification Amendment further provides that its provisions shall not be deemed exclusive of any other rights of indemnification which a person seeking indemnity may have under any Bylaw, agreement, vote of the stockholders or disinterested directors or otherwise. If the Indemnification Amendment is adopted by the stockholders, the rights of indemnification granted under the Indemnification Amendment may not be limited in any way by a subsequent amendment or repeal of proposed Article Seventh with respect to acts or omissions that occur prior to the adoption of the amendment or repeal. The rights to indemnification created under the Indemnification Amendment are treated as contractual rights of the persons entitled to indemnification. Amendment or repeal of Article Seventh would require the affirmative vote of a majority of the voting power of the outstanding shares of the Company's Common Stock and Cumulative Preferred Stock -- Series A, $20 par value, voting together as a single class.

     If Proposal (4) is adopted, the Indemnification Amendment shall govern the indemnification protections granted to directors, officers, employees and agents of the Company as to all Proceedings after the date that the Indemnification Amendment is filed with the Secretary of the State.

     The CBCA has not yet been subject to judicial review due to its recent enactment. As a consequence, its validity is untested by Connecticut courts. The outcome of any litigation challenging the applicability of the CBCA's provisions regarding indemnification or the effects of the Indemnification Amendment cannot be predicted with any certainty at this time. If Proposal (4) is adopted, the Indemnification Amendment may cause the Company to indemnify directors and officers in situations where the Company currently is under no obligation to do so. Accordingly, if any such indemnification is made, the economic cost to the Company is likely to be greater than the economic cost of its indemnity obligations if the Indemnification Amendment were not adopted. The Company is not aware of any known or anticipated Proceeding for which a claim for indemnification may be made by a director, officer, employee or agent under the Indemnification Amendment.

     The effect, if any, of the adoption of Proposal (4) upon the cost or coverage of the Company's directors' and officers' liability insurance cannot be determined at this time. The Company intends to continue to carry such insurance whether or not Proposal (4) is approved by stockholders.

VOTE REQUIRED AND EFFECTIVE TIME

     The affirmative vote of a majority of the voting power of the outstanding shares of the Company's Common Stock and Cumulative Preferred Stock -- Series A, $20 par value, voting together as a single class, is required to adopt Proposal (4). Abstentions and broker non-votes will not be counted as votes cast and will have the same effect as a vote against Proposal (4). The Indemnification Amendment, if adopted, will become effective as of the date and time it is filed with the Office of the Secretary of the State of the State of Connecticut.

     The Board of Directors acknowledges that individual directors have a significant personal interest in the outcome of the vote on Proposal (4) since they would be the beneficiaries of the increased protections that Proposal (4) authorizes. Moreover, any such personal benefit that the directors would derive could potentially be at the stockholders' expense. Nevertheless, the Board believes that the Indemnification Amendment is fair and in the best interests of the Company and its stockholders and that it should enhance the Company's ability to attract and retain qualified directors, officers, employees and agents.

       THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
                           ADOPTION OF PROPOSAL (4).

                 PROPOSAL (5) -- CORPORATE GOVERNANCE AMENDMENT

GENERAL

     Proposal (5) would amend the Company's Certificate (the "Corporate Governance Amendment") to require that directors provide written notice of resignation to the Board of Directors as specified in the CBCA.

REASONS FOR THE CORPORATE GOVERNANCE AMENDMENT

     The Certificate currently allows directors to resign from the Board either by oral tender of resignation at any meeting of the Board of Directors or by giving written notice thereof to the Company. Although the CSCA did not specify the means by which a director's resignation was required to be communicated to a corporation, the CBCA provides that such resignation must be in writing. The Corporate Governance Amendment would, therefore, conform the Certificate to the CBCA and ensure that the Company is able to maintain a comprehensive record of resignations by directors.

DESCRIPTION OF THE CORPORATE GOVERNANCE AMENDMENT

     The Corporate Governance Amendment deletes from the Certificate the reference to oral notice of resignation and requires that directors submit resignations in writing to the Company. The Board of Directors recommends that the stockholders approve the Corporate Governance Amendment because such amendment will provide the Company with comprehensive records of resignations from the Board of Directors and will make the Certificate consistent with the requirements of the CBCA.

VOTE REQUIRED AND EFFECTIVE TIME

     The affirmative vote of the holders of at least eighty percent (80%) of the Company's Common Stock and Cumulative Preferred Stock -- Series A, $20 par value, voting together as a single class, is required to adopt Proposal (5). Abstentions and broker non-votes will not be counted as votes cast and will have the same effect as a vote against Proposal (5). The Corporate Governance Amendment, if adopted, will become effective as of the date and time it is filed with the Office of the Secretary of the State of the State of Connecticut.

       THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
                           ADOPTION OF PROPOSAL (5).

*********
********
*** NOTE: Due to the restrictions of the electronic EDGAR filing,
*** the following Exhibit A varies from the original hardcopy thusly:
*** DELETIONS are surrounded by the set of characters: "< >"
*** ADDITIONS are surrounded by the set of characters: "[ ]"
*** In the original hardcopy, these changes were reflected by overstruck
*** and double-underscored enhancements, respectively.
********
*********
                                                                       EXHIBIT A
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                        CONNECTICUT WATER SERVICE, INC.

     FIRST: <That the>[The]name of the corporation is CONNECTICUT WATER SERVICE, INC. (the "Company").

     SECOND:<Said corporation>[The Company] is to be located in the Town of Clinton, County of Middlesex and State of Connecticut.

     THIRD: Except as specifically limited by the provisions of Paragraph F of this Article<THIRD> [Third], the nature of the business to be transacted and the purposes to be promoted or carried out by<said corporation>[the Company]are as follows:

          A. To purchase, subscribe for, or otherwise acquire and own, hold, use, sell, assign, transfer, mortgage, pledge, exchange, or otherwise dispose of shares of stock, bonds, debentures, notes, evidences of indebtedness, and other securities, contracts, or obligations of any public service company or public utility company or of any corporation or corporations, person or persons, trust or trusts, or partnership or partnerships, and to pay therefor in whole or in part in cash or by exchanging therefor stocks, bonds, or other evidences of indebtedness or securities of this or any other corporation, and while the owner or holder of any such stocks, bonds, debentures, notes, evidences of indebtedness or other securities, contracts, or obligations, to receive, collect, and dispose of the interest, dividends and income arising therefrom, and to possess and exercise in respect thereof, all the rights, powers and privileges of ownership, including all voting powers on any stocks so owned.

          B. To aid, either by loans or by guaranty of securities or in any other manner, any corporation, person, trust or partnership, any shares of stock, or any bonds, debentures, evidences of indebtedness or other securities whereof are held by<this corporation>[the Company]or in which
    <this corporation>[the Company]shall have any interest, and to do any acts designed to protect, preserve, improve, or enhance the value of any property at any time held or controlled by<this corporation>[the Company]or in which it at that time may be interested.

          C. To purchase, lease, option, hold, improve, deal in, mortgage and sell real estate and interests in real estate and personal property; to develop and operate watersheds, reservoirs, wells, water pipelines and water properties in any manner not inconsistent with law.

          D. To enter into, make and perform any contracts suitable or convenient to the business of<this corporation>[the Company]with any person, firm, association, corporation, municipality or body politic; to borrow or raise moneys without limit as to amount; to draw, make, accept, endorse, execute, pledge, issue, sell or otherwise dispose of promissory notes, drafts, warrants, bonds, debentures and other instruments, whether negotiable or nonnegotiable, transferable or nontransferable, and evidences of indebtedness whether secured by mortgage or otherwise, as well as to secure the same, and all obligations arising therefrom, by mortgage or otherwise, either alone or jointly with any other person or corporation, of the whole or any part of the property of the corporations presently owned or to be acquired; to confer upon the holders of any of these obligations such powers, rights, and privileges as from time to time may be deemed advisable by the Board of Directors, except as may be specifically prohibited by law; to loan money with or without collateral or other security.

          E. To do any or all of the things herein set forth to the same extent as natural persons might or could do, as principals, agents, contractors or otherwise, and either alone or in company with others.

         <F.  Notwithstanding any contrary provisions of law or of this Article
     THIRD, said corporation and any and all subsidiaries are hereby expressly prohibited from engaging in any business or activity which is not then subject to regulation by the Connecticut Public Utilities Commission (or any regulatory body which may succeed to the jurisdiction of said Commission) unless said Commission shall approve such business or activity or unless said Commission shall have waived the requirements of, or shall have approved an amendment to, or deletion of the provisions of this Paragraph F.>

     FOURTH: <That the> [The] amount of the capital stock of <said corporation> [the Company] hereby authorized is (a) $300,000, divided into 15,000 shares of Cumulative Preferred Stock of the par value of $20 each, (b) $800,000, divided into 50,000 shares of Cumulative Preferred Stock of the par value of $16 each,
(c) $10,000,000, divided into 400,000 shares of Cumulative Preferred Stock of the par value of $25 each, (d) 7,500,000 shares of Common Stock without par value, and (e) 1,000,000 shares of Preference Stock, $1 par value.


     A. The voting powers, restrictions and qualifications of the Common Stock shall be as follows:

          1. The holders of the Common Stock shall each be entitled to three [(3)] votes per share.


          2. No holder of Common Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any stock of any class of the Company or securities convertible into such stock now or hereafter authorized or issued.

     B. The general preferences, voting powers, restrictions and qualifications of the Cumulative Preferred Stock of the par value of $20 per share <and>[,] of the Cumulative Preferred Stock of the par value of $16 per share[,] and of the Cumulative Preferred Stock of the par value of $25 per share and applicable to all such classes of Cumulative Preferred Stock (hereinafter called the "Preferred Stock") shall be as follows:

           1. General. The Board of Directors is authorized from time to time to establish the series and to fix and determine the variations among series of any class of Preferred Stock; to fix and determine the dividend rate, the redemption prices, the amounts to be paid upon liquidation and any other terms, limitations, rights and preferences of any series of any class of Preferred Stock to the extent not fixed and determined by <the> [this Amended and Restated] Certificate of Incorporation; and from time to time to issue any shares of Preferred Stock in one or more series, in such amounts, on such terms and conditions and for such consideration as may be determined by the Board of Directors and without first offering said shares to the stockholders and without giving the stockholders the right to subscribe thereto.

          2. Dividends. The holders of any series of Preferred Stock of any class shall receive, when declared by the Board of Directors, preferential quarterly dividends at such rate and payable on such dividend payment dates in each year as said Board may determine at the time of its vote to issue said series, such dividends to be payable to Preferred Stockholders of record on such dates as may be fixed by said Board, but not more than <45> forty-five (45) days before each dividend date.

          Dividends on each share of the Preferred Stock shall be cumulative from the date of issue thereof or from such date as the Board of Directors may determine at the time of its vote to issue such share.

          Unless full cumulative dividends to the last preceding dividend date shall have been paid or set apart for payment on all outstanding shares of Preferred Stock, no dividend shall be paid on any junior stock. The term "junior stock" as used herein means stock of the Company subordinate to the Preferred Stock in respect of dividends or payment in case of liquidation.

          3. Redemption or Purchase of Preferred Stock. All or any part of any series of the Preferred Stock at any time outstanding may be called by vote of the Board of Directors for redemption at any time and in the manner hereinbelow provided. If less than all of any series of any class of Preferred Stock is so called, the Company shall determine by lot the shares of such series of Preferred Stock to be called. The redemption prices with respect to any series of any class of Preferred Stock shall be determined by the Board of Directors at the time of its vote to issue said series.

          No call of less than all of the Preferred Stock of any class outstanding shall be made without setting aside an amount equal to the dividends accumulated to the redemption date fixed in such call on all of the Preferred Stock of such class then outstanding and not called.

          All or any part of any series of any class of Preferred Stock may be called for redemption without calling any part or all of any other series or class of Preferred Stock.

          The sums payable in respect of any Preferred Stock so called shall be payable at the office of the Company or an incorporated bank or trust company in good standing designated by the Company. Notice of such call, stating the redemption date and the place where the stock so called is payable, shall be mailed not less than <30> [thirty (30)] days before the redemption date to each holder of stock so called at his address as it appears upon the books of the Company.

          If the Company shall, before the redemption date, deposit with such bank or trust company all sums payable with respect to the Preferred Stock so called, then, after such mailing and deposit, the holders of the Preferred Stock so called for redemption shall cease to have any right to future dividends or other rights or privileges as stockholders in respect of such stock and shall be entitled only to the payment on the redemption date of the sums so deposited with such bank or trust company for their respective accounts. Stock so redeemed may be reissued but only subject to the limitations imposed by this Article [Fourth] upon the issue of Preferred Stock.

          At any time when there is no default in the payment of any dividend on the Preferred Stock and there is no event of default with respect thereto, the Company may purchase all or any of the then outstanding shares of the Preferred Stock of any series of any class upon the best terms reasonably obtainable, but not exceeding the then current redemption price of such shares.

          4. Amounts Payable on Liquidation. The provisions relating to the amount payable to the holder of shares of any series of any class of Preferred Stock upon liquidation, dissolution or winding<->up of the Company shall be determined by the Board of Directors at the time of its vote to issue said series. If the net assets of the

     Company shall be insufficient to pay said amounts in full, then the entire net assets of the Company shall be distributed among the holders of the shares of all classes of Preferred Stock, who shall receive amounts proportionate to the respective involuntary liquidation values of such shares.

          5. Voting Rights. Except as otherwise provided by this Article [Fourth] or as provided by law, the holders of the Preferred Stock shall have no voting power or right to notice of any meeting.

          Whenever dividends on any share of the Preferred Stock of any class shall be in arrears in an amount equal to or exceeding six (6) quarterly dividends thereon, or whenever the Company shall fail to set aside moneys for any sinking fund provided for any series of Preferred Stock, or whenever there shall have occurred some default in the observance of any of the Preferred Stock provisions or some default on which action has been taken to declare due prior to their stated maturity any debentures or bonds on the Company by their holders or the trustee of any mortgage or trust indenture of the Company, or whenever the Company shall have been declared bankrupt or a receiver of its property shall have been appointed (any of said conditions being herein called an "event of default"), then the holders of the Preferred Stock shall be given notice of all stockholders' meetings and shall have the right, voting as one class, to elect the smallest number of <Directors> [directors] necessary to constitute a majority of the Board of Directors of the Company. When all such arrears of dividends shall have been paid and the current quarterly dividend thereon for the current quarterly dividend period shall have been declared and set apart for payment, or when the Company shall have made up the deficiency in any such sinking fund or any other event of default shall have terminated, such right and power of the holders of the Preferred Stock shall cease, subject to being again revived on any subsequent default in the payment of dividends or application of moneys to any such sinking fund or occurrence of any event of default.

          When the holders of the Preferred Stock shall have acquired such right to elect a majority of the Board of Directors, or such right shall cease, the Company shall, <with> [within] seven (7) days from the delivery to the Company of a written request therefor by (a) the holders of ten percent (10%) or more of the then outstanding Preferred Stock in the event the holders of Preferred Stock shall have acquired the right to elect a majority of the Board of Directors, or (b) any stockholder in the event such right shall have ceased, cause a special meeting of the stockholders to be held within thirty (30) days from the delivery of such request for the purpose of electing a new Board of Directors. Forthwith, upon the election and qualification of the new Board of Directors, the terms of office of the existing <Directors> [directors] shall terminate.

          6. Action Requiring Consent of Preferred Stockholders. So long as any shares of any class of Preferred stock are outstanding, and unless a greater vote or consent shall then be required by law, the <company> [Company] shall not, without the affirmative vote of at least two-thirds of the then outstanding shares of each class of Preferred Stock, each class voting separately, given at a meeting the notice of which shall be mailed to all holders of Preferred Stock and shall state the general character of the matters to be submitted thereat:

             (a) increase the authorized amounts of any class of Preferred Stock or authorize or create, or increase the authorized amount of, any additional class of stock ranking prior to any class of Preferred Stock as to payment of dividends or payment in case of liquidation, dissolution or winding-up of the Company, or authorize or create, or increase the authorized amount of, any class of stock or obligations convertible to or evidencing the right to purchase any class of stock ranking prior to any class of Preferred Stock as to payment of dividends or payment in case of liquidation, dissolution or winding-up of the Company; or

             (b) make any changes in the preferences, voting powers, restrictions and qualifications relating to any class of Preferred Stock, or change the par value thereof, except that no reduction of the dividend rate, redemption prices or amount to be paid in case of liquidation, dissolution or winding-up of the Company in respect to any share of Preferred stock may be made without the consent of the holder thereof.

          7. No Preemptive Right. No holder of Preferred Stock shall have any right, whether preferential, preemptive or otherwise, to subscribe for any issue of stock of any class of the Company, whether or not now authorized, or for any issue of bonds, notes, obligations or other securities which the Company may at any time issue and whether or not the same be convertible into stock of the Company of any class.

          8. Nonconvertibility of Preferred Stock. The Preferred Stock is not convertible into shares of any other class of stock of the Company.

     C. Voting Rights of $20 Par Preferred. The holders of the Cumulative Preferred Stock of the par value of $20 per share, in addition to the voting rights otherwise provided in this Article [Fourth] and as provided by law, shall each be entitled to one (1) vote per share, voting with holders of the Common Stock.

     D.  Terms of Cumulative Preferred Stock -- Series A

     Pursuant to the general preferences, voting powers, restrictions and qualifications of the cumulative preferred stock of the Company authorized by the stockholders at their annual meeting held on April 17, 1957, a series of such preferred stock [shall] be designated "Cumulative Preferred Stock -- Series A" and <that> in addition to said general preferences, <etc.> [voting powers, restrictions and qualifications], the dividend rate, the redemption prices, and the amounts payable on liquidation shall be as follows:

          <(a)  DIVIDENDS> [1.  Dividends] on said Cumulative Preferred Stock --
     Series A shall be at the rate of $.80 per share per annum, and no more, and shall be cumulative from July 15, 1957. Said dividends, when declared, shall be payable on the <15th> [fifteenth (15th)] days of January, April, July and October in each year.

          <(b)  REDEMPTION PRICES> [2.  Redemption prices] of said Cumulative
     Preferred Stock -- Series A shall be $22.50 per share if redeemed on or before July 15, 1967 and $21.00 per <shall> share if redeemed after July 15, 1967, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

          <(c)  AMOUNT PAYABLE ON LIQUIDATION> [3.  Amount payable on liquidation] to each holder of said Cumulative Preferred Stock -- Series A upon any voluntary liquidation, dissolution or winding[-]up of the Company shall be the then current redemption price thereof, and, if such action is involuntary, $20.00 per share; plus in each case, all dividends accrued and unpaid to the date of such payment.

     E.  Terms of Cumulative Preferred Stock -- $.90 Series

     Pursuant to the general <preference> [preferences], voting powers, restrictions and qualifications of the Company's <Cumulative Preferred> [cumulative preferred] stock of the par value of $16 per share as set forth in the Company's [Amended and Restated] Certificate of Incorporation as amended by Amendment Resolution adopted by the stockholders and the Board of Directors at their special meetings held August 15, 1962, a series of such Preferred Stock of the par value of $16 per share shall be designated "Cumulative Preferred Stock -- $.90 Series" and, in addition to said general preferences, voting powers, restrictions and qualifications <set forth in said Certificate of>

Incorporation as previously amended, the dividend rate, the redemption prices and the amount payable on liquidation of said series of Preferred Stock shall be as follows:

          <(a)  DIVIDENDS>[1.  Dividends] on said [Cumulative Preferred Stock]
     -- $.90 Series <Preferred stock> shall be at the rate of $.90 per share per annum and no more and shall be cumulative from the date of its original issue. Said dividends, when declared, shall be payable on the first (1st) days of February, May, August and November in each year.

          <(b)  REDEMPTION PRICES>[2.  Redemption Prices] of said <$.90 Series>
     [Cumulative] Preferred Stock [-- $.90 Series] shall be $17.00 per share if redeemed on or before July 31, 1966 and $16.00 per share if redeemed after July 31, 1966, plus in all cases that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

          <(c)  AMOUNTS PAYABLE ON LIQUIDATION>[3.  Amounts payable on liquidation] to each holder of said <$.90 Series> [Cumulative] Preferred Stock [-- $.90 Series] upon any voluntary liquidation, dissolution or winding-up of the Company shall be the then current redemption price thereof, and, if such action is involuntary, shall be $16.00 per share, plus in each case all dividends accrued and unpaid to the date of such payment.

     F. Terms of Preference Stock. The Preference Stock shall rank after, and be junior to, the Preferred Stock with respect to payment of dividends, the amount payable upon shares in event of involuntary liquidation and the amount payable upon shares in event of voluntary liquidation. To the extent this [Amended and] Restated Certificate of Incorporation has not fixed or determined the terms, limitations and relative rights and <preference> [preferences] of the Preference Stock, including without limitation, the voting rights thereof (including a determination of the number of votes per share of such Preference Stock), or has not established series and fixed and determined the variations as among series, the Board of Directors shall have the authority to do so from time to time. No holder of Preference Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any stock of any class of the Company or securities convertible into such stock now or hereafter authorized, except as may otherwise be specifically provided in the resolution or resolutions adopted by the Board of Directors at the time shares of Preference Stock are first issued.

     FIFTH: (a)(i) The Board of Directors shall consist of not less than nine or more than fifteen persons (exclusive of directors, if any, elected by the holders of one or more series of Preference Stock, which may at any time be outstanding, voting separately as a class or series pursuant to the provisions of this Amended and Restated Certificate of Incorporation applicable thereto), the exact number to be fixed from time to time within the foregoing limits exclusively by the Board of Directors pursuant to a resolution adopted by the Board of Directors. The number of positions on the Board of Directors, as fixed in accordance with the foregoing, is referred to herein as the "number of directorships."

     The directors (exclusive of directors, if any, elected by the holders of one or more series of Preference Stock voting separately as a class or series) shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 1989, another class to hold office initially for a term expiring at the annual meeting of stockholders, to be held in 1990, and another class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 1991, with the members of each class to hold office until their successors are elected and qualified. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The election of directors need not be by written ballot.

     (ii) Subject to the rights of holders of any one or more series of Preference Stock then outstanding with respect to directors elected by the holders of such Preference Stock, advance notice of nominations for the election of directors and advance notice of business or proposals to be brought before stockholder meetings by a stockholder, other than nominations or proposals brought by or at the direction of the Board of Directors, shall be given in the manner provided in the Bylaws.

     (iii) Except as otherwise provided pursuant to the provisions of <Article Fourth>, Section 5 [of Paragraph B of Article Fourth] of this Amended and Restated Certificate of Incorporation and subject to the rights, if any, of holders of any one or more series of Preference Stock then outstanding with respect to directors elected by the holders of such Preference Stock, newly created directorships resulting from any increase in the number of directorships shall be filled by the concurring vote of the directors holding a majority of the directorships, which number of directorships shall be the number prior to the vote of the increase. Vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by the concurring vote of the remaining directors then in office, though less than a quorum of the Board of Directors. Any director elected in accordance with the two preceding sentences shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directorships constituting the entire Board of Directors shall shorten the term of any incumbent director.

     (iv) Any director of the Company may resign at any time <either by oral tender of resignation at any meeting of the Board of Directors or> by giving written notice thereof to the Company. Such resignation shall take effect at the time specified therefor, and unless otherwise specified with respect thereto, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise provided pursuant to the provisions of <Article Fourth>,
Section 5 [of Paragraph B of Article Fourth] of this Amended and Restated Certificate of Incorporation and subject to the rights of holders of any one or more series of Preference Stock then outstanding with respect to directors elected by the holders of such Preference Stock, any director may be removed from office at any time, but only for cause as defined below and only by the affirmative vote of the holders of at least a majority of the combined voting power of all of the then-outstanding shares of all classes and series of the Company's capital stock entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class, it being understood that for all purposes of this Article Fifth, each share of the Voting Stock shall have the number of votes granted to it pursuant to Article Fourth of this Amended and Restated Certificate of Incorporation. For purposes of this Article Fifth, the term cause is defined as conviction of a felony or gross negligence or willful misconduct in the performance of a duty to the Company, as determined by the Board of Directors.

     (v) Notwithstanding the foregoing, whenever the holders of any one or more series of Preference Stock shall have the right, voting separately as a class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation and the. resolution or resolutions applicable thereto adopted by the Board of Directors pursuant to Article Fourth hereof. Directors so elected shall not be divided into classes unless expressly provided by such terms, and, during the prescribed terms of office of such directors, the Board of Directors shall consist of such directors in addition to the number of directors determined as provided in Section (a)(i) of this Article Fifth.

     (b) The Board of Directors and the stockholders shall have the power to make, alter, amend and repeal the Bylaws of the Company as provided in the Bylaws; provided, however, that, notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or the Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, the Bylaws or this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least 80 percent of the combined voting power of all the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal any provision of the Bylaws which is to the same effect as or which is referred to in any provision of this Article Fifth.

     (c) Except as otherwise provided pursuant to the provisions of <Article Fourth>, Section 5 [of Paragraph B of Article Fourth] of this Amended and Restated Certificate of Incorporation, special meetings of stockholders of the Company may be called only by the Board of Directors pursuant to a resolution adopted by the concurrent vote of the directors holding a majority of the total number of directorships. The general purpose or purposes for which a special meeting is called shall be stated in the notice thereof, and no other business shall be transacted at such meeting.

     (d) The Board of Directors of the Company, when evaluating any offer of another party (1) to make a tender or exchange offer for any equity security of the Company, (2) to merge or consolidate the Company with or into another corporation, or (3) to purchase or otherwise acquire all or a substantial part of the properties and assets of the Company or any of its subsidiaries, may, in connection with the exercise of its judgment in determining what it reasonably believes is in the best interests of the Company as a whole, give consideration to all such factors as the Board of Directors determines to be relevant, including, without limitation:

          (i) interests of the Company's stockholders, long-term as well as short-term, including the possibility that those interests may be best served by the continued independence of the Company;

          (ii)  the interests of the customers of The Connecticut Water Company;

          (iii) whether the proposed transaction might violate federal or state law;

          (iv) the form and amount of consideration being offered in the proposed transaction not only in relation to the then-current market price for the outstanding capital stock of the Company, but also in relation to the market price for the capital stock of the Company over a period of years, the estimated price that might be achieved in a negotiated sale of the Company or The Connecticut Water Company as a whole or in part to either public or private entities or through orderly liquidation, the estimated further value of the Company, the premiums over market price paid for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices, and the Company's financial condition and future prospects; and

          (v) the social, legal and economic effects upon employees, customers, suppliers and others having similar relationships with the Company or The Connecticut Water Company, and the communities in which the Company and The Connecticut Water Company conduct business, including, without limitations, the public interest obligations imposed on The Connecticut Water Company as an operating public utility and the effect or impact of any such transaction on the ability of the Company, any subsidiaries or any successor entity to provide prudent, adequate and effective water supply service to the areas served by The Connecticut Water Company.

     In connection with such evaluation, the Board of Directors may conduct such investigations and engage in such legal proceedings as the Board of Directors may determine.

     (e) Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law or this Restated Certificate of Incorporation, the affirmative vote of the holders of at least 80 percent of the combined voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal this Article Fifth.

     SIXTH: <That the amount of paid in capital with which this corporation shall commence business is One Thousand Dollars ($1,000).SEVENTH: That the duration of this corporation is unlimited.EIGHTH:> The personal liability of any person who is or was a <Director> [director] of the Company to the Company or its stockholders for monetary damages for breach of duty as a <Director> [director] is hereby limited to the amount of the compensation received by the
<Director> [director] for serving the Company during the year or years in which the violation occurred so long as such breach did not <(a)>[(i)] involve a knowing and culpable violation of law by the <Director, (b)> [director, (ii)] enable the <Director> [director] or an associate, as defined in <subdivision (3) of> Section 33-<374(d)> [840] of the Connecticut General Statutes, to receive an improper personal economic gain, (iii) show a lack of good faith and a conscious disregard for the duty of the <Director> [director] to the Company under circumstances in which the <Director> [director] was aware that his or her conduct or omission created an unjustifiable risk of serious injury to the Company, <(d)>[(iv)] constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the <Director's> [director's] duty to the Company, or <(e)>[(v)] create liability under Section 33-<321> [757] of the Connecticut General Statutes. Any lawful repeal or modification of this provision of the Amended and Restated Certificate of Incorporation of the Company by the stockholders and the Board of Directors of the Company shall not adversely affect any right or protection of a person who is or was a <Director> [director] of the Company existing at or prior to the time of such repeal or modification.

     [SEVENTH: (a) The Company shall, to the fullest extent permitted by law, indemnify its directors from and against any and all of the liabilities, expenses and other matters referred to in or covered by the Connecticut Business Corporation Act. In furtherance and not in limitation thereof, the Company shall indemnify each director for liability, as defined in subsection (5) of Section 33-770 of the Connecticut General Statutes, to any person for any action taken, or any failure to take any action, as a director, except liability that (i) involved a knowing and culpable violation of law by the director, (ii) enabled the director or an associate, as defined in Section 33-840 of the Connecticut General Statutes, to receive an improper personal economic gain, (iii) showed a lack of good faith and a conscious disregard for the duty of the director to the Company under circumstances in which the director was aware that his or her conduct or omission created an unjustifiable risk of serious injury to the Company, (iv) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the Company, or (v) created liability under Section 33-757 of the Connecticut General Statutes; provided that nothing in this sentence shall affect the indemnification of or advance of expenses to a director for any liability stemming from acts or omissions occurring prior to the effective date of this Article SEVENTH.]

      [The Company shall indemnify each officer of the Company who is not a director, or who is a director but is made a party to a proceeding in his or her capacity solely as an officer, to the same extent as the Company is permitted to provide the same to a director, and may indemnify such persons to the extent permitted by Section 33-776 of the Connecticut General Statutes.]

     [The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.]

     [(b) Expenses incurred by a director or officer of the Company in defending a civil or criminal action, suit or proceeding shall be paid for or reimbursed by the Company to the fullest extent permitted by law in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall be ultimately determined that such director or officer is not entitled to be indemnified by the Company.]

     [(c) The Company may indemnify and pay for or reimburse the expenses of employees and agents not otherwise entitled to indemnification pursuant to this Article Seventh on such terms and conditions as may be established by the Board of Directors.]

     [(d) No amendment to or repeal of this Article Seventh shall apply to or have any effect on the indemnification of any director, officer, employee or agent of the Company for or with respect to any acts or omissions of such director, officer, employee or agent occurring prior to such amendment or repeal, nor shall any such amendment or repeal apply to or have any effect on the obligations of the Company to pay for or reimburse in advance expenses incurred by a director, officer, employee or agent of the Company in defending any action, suit or proceeding arising out of or with respect to any acts or omissions occurring prior to such amendment or repeal.]

     [EIGHTH: Reference in this Amended and Restated Certificate of Incorporation to a provision of the General Statutes of Connecticut or any provision of Connecticut law set forth in such Statutes is to such provision of the General Statutes of Connecticut, Revision of 1958, as amended, or the corresponding provision(s) of any subsequent Connecticut law. Reference in this Amended and Restated Certificate of Incorporation to a provision of the Connecticut Business Corporation Act is to such provision of the codification in the Connecticut General Statutes of the Connecticut Business Corporation Act, as amended, or the corresponding provision(s) of any subsequent Connecticut law.]

                                                                       EXHIBIT B

SEC. 33-757. LIABILITY FOR UNLAWFUL DISTRIBUTION

     (a) A director who votes for or assents to a distribution made in violation of section 33-687 or the certificate of incorporation is personally liable to the corporation for the amount of the distribution that exceeds what could have been distributed without violating said section or the certificate of incorporation if it is established that he did not perform his duties in compliance with section 33-756. In any proceeding commenced under this section, a director has all of the defenses ordinarily available to a director.

     (b) A director held liable under subsection (a) of this section for an unlawful distribution is entitled to contribution: (1) From every other director who could be held liable under subsection (a) of this section for the unlawful distribution; and (2) from each shareholder for the amount the shareholder accepted knowing the distribution was made in violation of section 33-687 or the certificate of incorporation.

     (c) A proceeding under this section is barred unless it is commenced within two years after the date on which the effect of the distribution was measured under subsection (e) or (g) of section 33-687.

     (d) For purposes of this section, a director shall be deemed to have voted for a distribution if such director was present at the meeting of the board of directors or committee thereof at the time such distribution was authorized and did not vote in dissent therefrom, or if such director consented thereto pursuant to section 33-749.

SEC. 33-840. BUSINESS COMBINATIONS. DEFINITIONS

     The terms used in sections 33-840 to 33-842, inclusive, shall be defined as follows:

          (1) "Affiliate", including the term "affiliated person", means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person.

          (2) "Associate", when used to indicate a relationship with any person, means: (A) Any domestic or foreign corporation or organization, other than a corporation or a subsidiary of the corporation, of which such person is an officer, director, or partner or is, directly or indirectly, the beneficial owner of ten per cent or more of any class of equity securities;
     (B) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (C) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the corporation or any of its affiliates.

          (3) "Beneficial owner", when used with respect to any voting stock, means a person: (A) That, individually or with any of its affiliates or associates, beneficially owns voting stock directly or indirectly; or (B) that, individually or with any of its affiliates or associates, has: (i) The right to acquire voting stock, whether such right is exercisable immediately or only after the passage of time, pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or (ii) the right to vote or direct the voting stock pursuant to any agreement, arrangement or understanding; or (iii) the right to dispose of or to direct the disposition of voting stock pursuant to any agreement, arrangement or understanding; or (C) that, individually or with any of its affiliates or associates, has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of voting stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such shares of voting stock.

          (4) "Business combination", when used with respect to any corporation, means: (A) Any merger, consolidation or share exchange of the corporation or any subsidiary with (i) any interested shareholder or (ii) any other domestic or foreign corporation, whether or not itself an interested shareholder, which is, or after the merger, consolidation or share exchange would be, an affiliate or associate of an interested shareholder that was an interested shareholder prior to the transaction; (B) any sale, lease, exchange, mortgage pledge, transfer or other disposition, other than in the usual and regular course of business, in one transaction or a series of transactions in any twelve-month period, to any interested shareholder or any affiliate or associate of any interested shareholder, other than the corporation or any of its subsidiaries, of any assets of the corporation or any subsidiary having, measured at the time the transaction or transactions are approved by the board of directors of the corporation, an aggregate book value as of the end of the corporation's most recent fiscal quarter of ten per cent or more of the total market value of the outstanding shares of the corporation or of its net worth as of the end of its most recent fiscal quarter; (C) the issuance or transfer by the corporation, or any subsidiary, in one transaction or a series of transactions, of any equity securities of the corporation or any subsidiary which have an aggregate market value of five per cent or more of the total market value of the outstanding shares of the corporation to any interested shareholder or any affiliate or associate of any interested shareholder, other than the corporation or any of its subsidiaries, except pursuant to the exercise of warrants, rights or options to subscribe to or purchase securities offered, issued or granted pro rata to all holders of the voting stock of the corporation or any other method affording substantially proportionate treatment to the holders of voting stock; (D) the adoption of any resolution for the liquidation or dissolution of the corporation or any subsidiary proposed by or on behalf of an interested shareholder or any affiliate or associate of any interested shareholder, other than the corporation or any of its subsidiaries; or (E) any reclassification of securities, including any reverse stock split, or recapitalization of the corporation, or any merger, consolidation or share exchange of the corporation with any of its subsidiaries which has the effect, directly or indirectly, in one transaction or a series of transactions, of increasing by five per cent or more of the total number of outstanding shares, the proportionate amount of the outstanding shares of any class of equity securities of the corporation or any subsidiary which is directly or indirectly owned by any interested shareholder or any affiliate or associate of any interested shareholder, other than the corporation or any of its subsidiaries.

          (5) "Common stock" means any shares other than preferred shares.

          (6) "Control", including the terms "controlling", "controlled by" and "under common control with", means the possession, directly or indirectly, of the power to direct or cause the direction of the board of directors, the management or the policies of a person, whether through the ownership of voting securities, by contract, or otherwise, and the beneficial ownership of ten per cent or more of the voting power of the voting stock of a corporation creates a presumption of control.

          (7) "Corporation" or "domestic corporation" means any corporation with capital stock formed under the laws of this state before or after January 1, 1961, including a real estate investment trust.

          (8) "Equity security" means: (A) Any share or similar security, certificate of interest, or participation in any profit-sharing agreement, voting trust certificate or certificate of deposit for a share of the corporation; (B) any security convertible, with or without consideration, into any share of the corporation, or any warrant, right or option to subscribe to or purchase any share of the corporation; or (C) any put, call, straddle or other option or privilege of buying any share of the corporation from or selling any share of the corporation to another without being bound to do so.

          (9) "Interested shareholder" means any person, other than the corporation or any of its subsidiaries, that is the beneficial owner, directly or indirectly, of ten per cent or more of the voting power of the outstanding shares of voting stock of the corporation, or is an affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of ten per cent or more of the voting power of the then outstanding shares of voting stock of the corporation. For the purpose of determining whether a person is an interested shareholder, the number of shares of voting stock deemed to be outstanding shall include shares deemed owned by the person through application of subdivision (3) of this section but shall not include any other shares of voting stock which may be issuable to persons other than the person in question pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, exchange rights, warrants or options, or otherwise.

          (10) "Market value" as of any date means: (A) In the case of shares of stock of a corporation, the highest closing sale price during the thirty-day period immediately preceding the date in question of a share of such stock on the composite tape for New-York-Stock-Exchange-listed stocks, or, if such stock is not quoted on the composite tape, on the New York Stock Exchange, or if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the thirty-day period immediately preceding the date in question on the National Association of Securities Dealers, Inc. automated quotations system or any system then in use, or, if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the board of directors of the corporation in good faith; and (B) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the board of directors of the corporation in good faith.

          (11) "Person" means a natural person, company, partnership, foreign or domestic corporation, limited liability company, trust, unincorporated organization, government or any other entity or political subdivision, agency or instrumentality of a government. The term also includes two or more of the foregoing acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of securities of an issuer.

          (12) "Share exchange" means an exchange offer or any other exchange of securities of a person for the voting stock of a corporation.

          (13) "Subsidiary" means any corporation of which voting stock having a majority of the votes entitled to be cast is owned, directly or indirectly, by the corporation.

          (14) "Voting stock" means shares of capital stock of a corporation entitled to vote generally in the election of directors.

                               OTHER MATTERS (6)

     The Board of Directors knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before such meeting, the persons named in the enclosed proxy will vote in their discretion on such matters.

                             STOCKHOLDER PROPOSALS

     For business to be properly brought before an annual meeting by a stockholder, the business must be an appropriate matter to be acted upon by the stockholders at an annual meeting and the stockholder must have given proper and timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company not later than the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business,
(c) the class and number of shares of the Company which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

     Stockholder proposals intended to be presented at the Annual Meeting of Stockholders in 1999 must be received by the Company not later than December 24, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders.

                                                Vincent F. Susco, Jr.
                                                     Corporate
                                                     Secretary

March 18, 1998

     THE COMPANY IS SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND IN ACCORDANCE THEREWITH FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL FURNISH A COPY OF THE 1997 ANNUAL REPORT ON FORM 10-K FILED BY THE COMPANY, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT WITHOUT EXHIBITS, WITHOUT CHARGE TO ANY STOCKHOLDER MAKING A WRITTEN REQUEST THEREFOR ADDRESSED TO: VICE PRESIDENT -- FINANCE, CONNECTICUT WATER SERVICE, INC., 93 WEST MAIN STREET, CLINTON, CONNECTICUT, 06413.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

[CONNECTICUT WATER LOGO]

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

RECORD DATE SHARES:


Please be sure to sign and date this Proxy.     Date
                                                    -------------------------


--------------------------------                --------------------------------
Shareholder sign here                           Co-owner sign here

1) For election of all Directors,

     Marshall T. Chiaraluce, Charles E. Gooley,
     Marcia L. Hincks, Robert F. Neal             For All   With-    For All
                                                  Nominees  Hold     Except

                                                     [ ]     [ ]       [ ]

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).


2)     Appointment of Arthur Andersen LLP            For   Against   Abstain
       as independent Auditors.
                                                     [ ]     [ ]       [ ]

3a)    Approval of Conforming Amendments.            For   Against   Abstain

                                                     [ ]     [ ]       [ ]

3b)    Approval of Corrective Amendment.             For   Against   Abstain

                                                     [ ]     [ ]       [ ]

4)     Approval of Indemnification Amendment.        For   Against   Abstain

                                                     [ ]     [ ]       [ ]

5)     Approval of Corporate Governance Amendment.   For   Against   Abstain

                                                     [ ]     [ ]       [ ]

       Mark box at right if comments or address change have been noted on the reverse side of this card. [ ]

DETACH CARD                                                          DETACH CARD

                         CONNECTICUT WATER SERVICE, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy material.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 24, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Connecticut Water Service, Inc.

                         CONNECTICUT WATER SERVICE, INC.
                                  COMMON STOCK

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        FOR ANNUAL MEETING APRIL 24, 1998

The undersigned stockholder of Connecticut Water Service, Inc. hereby appoints Marshall T. Chiaraluce and David C. Benoit or either of them, attorneys and proxies for the undersigned, with power of substitution, to act for and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company's Common Stock standing in the name of the undersigned at the Annual Meeting of Stockholders of Connecticut Water Service, Inc. to be held at the Company's Corporate Offices, 93 West Main Street, Clinton, Connecticut, April 24, 1998, at 2 p.m., and any adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL GRANT AUTHORITY TO VOTE FOR ALL NOMINEES FOR DIRECTOR AND WILL BE VOTED "FOR" PROPOSALS, (2, 3a, 3b, 4, AND 5 ). IN THEIR DISCRETION, THE PROXIES WILL BE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

-------------------------                              -------------------------

-------------------------                              -------------------------

-------------------------                              -------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

[CONNECTICUT WATER LOGO]

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

RECORD DATE SHARES:


Please be sure to sign and date this Proxy.     Date
                                                    --------------------------



--------------------------------                --------------------------------
Shareholder sign here                           Co-owner sign here

1) For election of all Directors,

     Marshall T. Chiaraluce, Charles E. Gooley,
     Marcia L. Hincks, Robert F. Neal             For All   With-    For All
                                                  Nominees  Hold     Except

                                                     [ ]     [ ]       [ ]

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

2)     Appointment of Arthur Andersen LLP            For   Against   Abstain
       as independent Auditors.
                                                     [ ]     [ ]       [ ]

3a)    Approval of Conforming Amendments.            For   Against   Abstain

                                                     [ ]     [ ]       [ ]

3b)    Approval of Corrective Amendment.             For   Against   Abstain

                                                     [ ]     [ ]       [ ]

4)     Approval of Indemnification Amendment.        For   Against   Abstain

                                                     [ ]     [ ]       [ ]

5)     Approval of Corporate Governance Amendment.   For   Against   Abstain

                                                     [ ]     [ ]       [ ]

       Mark box at right if comments or address change have been noted on the reverse side of this card. [ ]

DETACH CARD                                                          DETACH CARD


                         CONNECTICUT WATER SERVICE, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy material.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 24, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Connecticut Water Service, Inc.

                         CONNECTICUT WATER SERVICE, INC.
                     CUMULATIVE PREFERRED STOCK -- SERIES A

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        FOR ANNUAL MEETING APRIL 24, 1998

The undersigned stockholder of Connecticut Water Service, Inc. hereby appoints Marshall T. Chiaraluce and David C. Benoit or either of them, attorneys and proxies for the undersigned, with power of substitution, to act for and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company's Cumulative Preferred Stock - Series A standing in the name of the undersigned at the Annual Meeting of Stockholders of Connecticut Water Service, Inc. to be held at the Company's Corporate Offices, 93 West Main Street, Clinton, Connecticut, April 24, 1998, at 2 p.m., and any adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL GRANT AUTHORITY TO VOTE FOR ALL NOMINEES FOR DIRECTOR AND WILL BE VOTED "FOR" PROPOSALS, (2, 3a, 3b, 4, AND 5 ). IN THEIR DISCRETION, THE PROXIES WILL BE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

-------------------------                              -------------------------

-------------------------                              -------------------------

-------------------------                              -------------------------